Exhibit 99.2

Execution Version

LENDINGCLUB CORPORATION

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

JUNE 1, 2012

LENDINGCLUB CORPORATION

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”) is entered into as of the 1st day of June, 2012, by and among LENDINGCLUB CORPORATION, a Delaware corporation (the “Company”) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain Investors (the “Prior Investors”) are holders of outstanding shares of the Company’s Series A Preferred Stock (the “Series A Stock”), Series B Preferred Stock (the “Series B Stock”),Series C Preferred Stock (the “Series C Stock”) and/or Series D Preferred Stock (the “Series D Stock”) and have also been granted certain registration rights, information rights and other rights under that certain Amended and Restated Investor Rights Agreement by and among the Company and the Prior Investors dated as of July 28, 2011 (the “Prior Agreement”);

WHEREAS, certain Investors (the “Series E Investors”) have agreed to purchase shares of the Company’s Series E Preferred Stock (the “Series E Stock” together with the Series A Stock, Series B Stock, Series C Stock and Series D Stock, the “Preferred Stock”) pursuant to that certain Series E Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement by the Investors and the Company; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Prior Investors who hold at least fifty five percent (55%) of the outstanding Registrable Securities (as such term is defined in the Prior Agreement) hereby agree that the Prior Agreement shall be amended and restated pursuant to Section 5.5 of the Prior Agreement in its entirety by this Agreement, and the parties hereto desire to enter into this Agreement in order to grant registration, information rights and other rights to the Investors as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

SECTION 1. GENERAL.

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Acquisition” shall have the meaning ascribed to such term in the Restated Certificate.

(b) “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

(c) “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

(d) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(e) “fully-diluted capitalization” means the number of shares of Common Stock deemed to be outstanding that is the sum of (A) the number of shares of Common Stock outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of Preferred Stock could be converted if fully converted, (C) the number of shares of capital stock of the Company which are issuable upon the exercise or conversion of all other rights, options and convertible securities outstanding on the day immediately preceding the given date and (D) the number of unallocated shares of Common Stock reserved for issuance pursuant to options, warrants or other Common Stock purchase rights issuable pursuant to the 2007 Stock Incentive Plan of the Company.

(f) “Holder” means any Person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

(g) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(h) “Member Dependent Notes” means those promissory notes issued by the Company on the Company’s online platform.

(i) “Major Investor” means an Investor that, together with its Affiliates, owns at least 5,000,000 shares of Registrable Securities; provided, however, that each of Bay Partners XI, L.P. and its Affiliates, Union Square Ventures Opportunity Fund, L.P. and its Affiliates (collectively, “USV”), and KPCB Holdings, Inc., as nominee, and its Affiliates (collectively, “KPCB”) shall be deemed to be a Major Investor for the purposes of this Agreement, so long as each such Person holds at least 1,000,000 shares of Registrable Securities.

(j) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(k) “Preferred Directors” shall have the meaning ascribed to such term in the Restated Certificate.

(l) “Qualified Public Offering” shall have the meaning ascribed to such term in the Company’s Restated Certificate of Incorporation as in effect on the date hereof.

(m) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

(n) “Registrable Securities” means:

(1) all shares of Common Stock of the Company held by any Investor or any Investor’s Affiliates that are now owned or may hereafter acquired by any Investor, including, without limitation, shares of Common Stock of the Company issuable or issued upon conversion of the Shares;

(2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such above-described securities;

(3) shares of Common Stock that are issued or issuable upon conversion of the Preferred Stock issuable upon the exercise of those certain Warrants to Purchase Stock held by SVB Financial Group (“SVB”) dated October 29, 2007, October 7, 2008 and May 18, 2009, respectively (each, an “SVB Warrant” and collectively, the “SVB Warrants”) solely with respect to Sections 2.1, 2.3, 2.4 through 2.8, 2.11, 2.12, 2.13, 2.14, and 5.1 through 5.13 hereof (in all cases only to the extent related to a registration pursuant to Sections 2.3 and 2.4 hereof; provided, that SVB’s obligations under Section 2.11 of this Agreement exist independently of any registration under Sections 2.3 or 2.4 hereof) (it being acknowledged that in connection with any amendment or restatement of such sections or this Agreement, the number of shares of the Company’s capital stock issuable to SVB upon exercise of the SVB Warrants will not be counted or included as shares entitled to participate in any vote, agreement or consent approving the same for so long as such SVB Warrant has not been exercised with respect to such shares); provided, further, that SVB hereby agrees to be bound by and comply with Sections 2.1 (provided that the restrictions on transfer in Section 2.1 shall only be applicable to the shares issued upon exercise of the SVB Warrants but shall not restrict the transfer of the SVB Warrants themselves), 2.3, 2.4 through 2.8, 2.11, 2.12, 2.13, 2.14, and 5.1 through 5.13 of this Agreement (in all cases only to the extent related to a registration pursuant to Sections 2.3 or 2.4 hereof); and

(4) shares of Common Stock that are issued or issuable upon conversion of the Preferred Stock issuable upon the exercise of those certain Warrants to Purchase Stock held by Gold Hill Venture Lending 03, LP (“Gold Hill”) dated February 19, 2008 and May 18, 2009, respectively (each, a “Gold Hill Warrant” and collectively, the “Gold Hill Warrants”) solely with respect to Sections 2.1, 2.3, 2.4 through 2.8, 2.11, 2.12, 2.13, 2.14, and 5.1 through 5.13 hereof (in all cases only to the extent related to a registration pursuant to Sections 2.3 and 2.4 hereof; provided, that Gold Hill’s obligations under Section 2.11 of this Agreement exist independently of any registration under Sections 2.3 or 2.4 hereof) (it being acknowledged that in connection with any amendment or restatement of such sections or this Agreement, the number of shares of the Company’s capital stock issuable to Gold Hill upon exercise of the Gold Hill Warrants will not be counted or included as shares entitled to participate in any vote, agreement or consent approving the same for so long as such Gold Hill Warrant has not been exercised with respect to such shares); provided, further, that Gold Hill hereby agrees to be bound by and comply with Sections 2.1 (provided that the restrictions on transfer in Section 2.1 shall only be applicable to the shares issued upon exercise of the Gold Hill Warrants but shall not restrict the transfer of the Gold Hill Warrants themselves), 2.3, Sections 2.4 through 2.8, 2.11, 2.12, 2.13, 2.14, and 5.1 through 5.13 of this Agreement (in all cases only to the extent related to a registration pursuant to Sections 2.3 or 2.4 hereof).

Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

(o) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (i) are then issued and outstanding or (ii) are issuable pursuant to then exercisable or convertible securities.

(p) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(q) “Restated Certificate” shall mean the Company’s Restated Certificate of Incorporation as it may be amended from time to time

(r) “Rule 144” shall mean Rule 144 as promulgated by the SEC under the Securities Act, as may be amended from time to time.

(s) “SEC” or “Commission” means the Securities and Exchange Commission.

(t) “Securities Act” shall mean the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

(u) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale.

(v) “Shares” shall mean the Company’s Preferred Stock held by the Investors listed on Exhibit A hereto and their permitted assigns.

(w) “Special Registration Statement” shall mean (i) any registration statement relating to any employee benefit plan, (ii) with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction, (iii) any registration statement related to stock issued upon conversion of debt securities, or (iv) any registration statements related to the issuance of Member Payment Dependent Notes.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) the transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (i) a partnership transferring to any affiliated partnership or to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to any affiliated corporation, Affiliate, wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (iii) a limited liability company transferring to any affiliated limited liability company or to its members or former members in accordance with their interest in the limited liability company, or (iv) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided, however, that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering or the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided, however, that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of a majority of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of a majority of the Registrable Securities then outstanding and for which the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use reasonable best efforts to effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, subject to the approval of the Holders of at least fifty five percent (55%) of the Registrable Securities held by the Holders, which approval shall not be unreasonably withheld or delayed. Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) the third anniversary of the date of this Agreement or (B) the expiration of the restrictions on transfer set forth in Section 2.11 following the Initial Offering;

(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering (or such longer period as may be determined pursuant to Section 2.11 hereof); provided, however, that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv) if within thirty (30) days after receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for its Initial Offering within ninety (90) days;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registrations pursuant to Sections 2.2 and 2.4 and Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, notify the Company in writing. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company and, second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration if the inclusion of such shares would reduce the number of shares that may be included by the Holders without the written consent of Holders of not less than sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, use reasonable best efforts to file a Form S-3 registration statement concerning the Registrable Securities and other securities so requested to be registered and to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than One Million Dollars ($1,000,000);

(iii) if within thirty (30) days after receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement for such securities;

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, however, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction.

(c) Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the participating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of at least fifty five percent (55%) of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c)(ii) to undertake any subsequent registration, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c)(ii) to undertake any subsequent registration.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall use its reasonable best efforts to, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to sixty (60) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed ninety (90) days thereafter (the “Suspension Period”), the Company may suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to suspend the effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive ninety (90) days with the consent of the holders of at least fifty five percent (55%) of the Registrable Securities registered under the applicable registration statement. No more than two (2) such Suspension Periods shall occur in any twelve (12) month period. In no event shall any Suspension Period, when taken together with all prior Suspension Periods in the same twelve (12) month period, exceed one hundred eighty (180) days in the aggregate. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the suspension is in effect after receiving notice of such suspension; and (ii) use their reasonable best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders such number of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) When the Company has knowledge, notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(j) Comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any prospectus or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, its accountants, its attorneys, and any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any prospectus or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished to the Company or its underwriters or representatives by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, accountants, attorneys, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, however, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder except in the case of fraud or willful actions.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent such failure is prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Holder hereunder, together with any amount paid or required to be paid pursuant to Section 2.8(b) above, exceed the net proceeds from the offering received by such Holder except in the case of fraud or willful actions.

(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, affiliated fund, general partner, limited partner, retired partner, member or retired member, stockholder or Affiliate of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) following such transfer is a Major Investor, or (d) is an entity affiliated by common control (or other related entity) with such Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to include such shares in a registration statement that would reduce the number of shares includable by the Holders unless consented to by the Holders of at least fifty five percent (55%) of the Registrable Securities then outstanding.

2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following the effective date of the Initial Offering (or such longer period, not to exceed 18 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711); provided, however, that all officers, directors and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.11 shall not apply to a Special Registration Statement.

2.12 Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by applicable law in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.12 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180-day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon written request: to the extent accurate, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earlier of: (i) the date three (3) years following an initial public offering that results in the automatic conversion of all outstanding shares of Preferred Stock; or (ii) such time as such Holder, as reflected on the Company’s list of stockholders, holds less than one percent (1%) of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed its Initial Offering and all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its Affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain proper books and records of account in accordance with generally accepted accounting principles consistently applied (except as noted therein), including all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) So long as a Major Investor holds shares of Preferred Stock or shares of Common Stock issued upon the conversion thereof, the Company shall:

(i) as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter (or such shorter period as required by the rules and regulations of the Exchange Act for filing the Company’s annual report on Form 10-K), furnish such Major Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company’s Board of Directors; and

(ii) furnish such Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein), with the exception that such statements need not contain all the notes that may be required under generally accepted accounting principles and year-end audit adjustments may not have been made.

(c) The Company will furnish each such Major Investor: (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent written revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied (except as noted thereon), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested, all with reasonable prior notice and at such reasonable times during normal business hours and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed.

3.3 Confidentiality of Records. Each Major Investor agrees to use at least the same degree of care as such Investor uses to protect its own confidential information but in no event less than reasonable due care to keep confidential any information furnished to such Major Investor pursuant to Section 3.1 and 3.2 hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Major Investor may disclose such proprietary or confidential information (i) to any Affiliate, partner, subsidiary or parent of such Major Investor as long as such Affiliate, partner, subsidiary or parent is advised of and has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions; (ii) at such time as it enters the public domain through no fault of such Major Investor or any other party to which the information has been disclosed pursuant to Subsection 3.3(i) above; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by Major Investor or its agents independently of and without reference to any confidential information communicated by the Company; (v) in response to any order or requirement of any court or other governmental body, provided that such Major Investor provides the Company with prompt notice of such order or requirement (to the extent that providing such notice is not prohibited by law) to enable the Company to seek a protective order or otherwise to prevent or restrict such disclosure; (vi) in connection with the enforcement of this Agreement or rights under this Agreement; or (vii) to comply with applicable law, rule or regulation.

3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

3.5 Stock Vesting. Unless otherwise approved by the Board of Directors (including at least one Preferred Director), all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person’s services commencement date with the Company, and (b) seventy-five percent (75%) of such stock shall vest quarterly over the remaining three (3) years. If employees are permitted to purchase (by exercise of an option or otherwise) unvested shares, the Company shall have the right to repurchase such unvested shares, and the repurchase option shall provide that upon termination of service by such employee, with or without cause, the Company or its assignee (to the extent permissible under applicable securities law qualification) retains the option to repurchase at cost any unvested shares held by such holder.

3.6 Director and Officer Insurance. The Company shall use its commercially reasonable efforts to maintain directors and officers liability insurance from a financially sound and reputable insurer in such amount and on such terms as determined by the Board of Directors, until such time as the Board of Directors (including a majority of the Preferred Directors) determines that such insurance should be discontinued.

3.7 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in a form approved by the Company’s counsel or Board of Directors.

3.8 Assignment of Right of First Refusal. Subject to Section 3.4 of that certain Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith (the “Co-Sale Agreement”), in the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company’s outstanding capital stock pursuant to the Company’s charter documents, by contract or otherwise, the Company shall, unless otherwise prohibited by applicable law, assign such right of first refusal or right of first offer to each Major Investor. In the event of such assignment, each Major Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred. Each Major Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares proposed to be transferred by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Major Investor at the time of the proposed transfer and the denominator of which is the total number of Registrable Securities owned by all Major Investors at the time of such proposed transfer. Notwithstanding the foregoing, in the event that this Section 3.8 conflicts with the terms of the Co-Sale Agreement, the terms of the Co-Sale Agreement shall govern.

3.9 Directors’ Liability and Indemnification. The Restated Certificate and Bylaws of the Company shall provide (a) for elimination of the liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. In addition, the Company shall enter into and use its reasonable best efforts to at all times maintain indemnification agreements substantially in the form attached to the Purchase Agreement as an exhibit with each of its directors to indemnify such directors to the maximum extent permissible under applicable law.

3.10 Reimbursement of Board of Director Expenses. The Company shall reimburse each member of the Company’s Board of Directors for his or her reasonable out-of-pocket travel costs incurred in attending meetings of the Board of Directors and other meetings or events attended at the request of and on behalf of the Company.

3.11 Approval. (a) Without the prior approval of the Company’s Board of Directors, which approval shall include the Board of Directors’ approval of the Company’s annual budget and operating plans as set forth in Section 3.1(c), the Company shall not (i) spend more than two hundred fifty thousand dollar ($250,000) on any single item or series of related items, (ii) incur any debt or guarantee any liability in excess of two hundred fifty thousand dollars ($250,000), (iii) make any loan, or (iv) enter into any agreement with any party affiliated with the Company or its officers, directors or stockholders; and (b) without the prior unanimous approval of the Board of Directors, the Company shall not make any voluntary petition for bankruptcy or assignment for the benefit of creditors.

3.12 Observer Rights. As long as USV owns not less than fifty percent (50%) of the shares of Series D Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof) purchased by it pursuant to that certain Series D Preferred Stock Purchase Agreement dated July 28, 2011 by and among the Company and the other parties thereto, the Company shall invite a representative of USV to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative or if such Investor or its representative is or is affiliated with a direct competitor of the Company. The observer right set forth in this Section 3.12 is personal to USV and is not transferable to any purchaser or transferee of shares of Series D Stock from USV.

3.13 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3, 3.6, 3.9 and 3.12) shall expire and terminate as to each Investor upon a Qualified Public Offering.

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. Subject to applicable securities laws, each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options) of which such Major Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have fifteen (15) days from the receipt of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Issuance of Equity Securities to Other Persons.

(a) Each of Foundation Capital VI, L.P. and its Affiliates (“Foundation”), USV and KPCB shall have the right, but not the obligation, to elect to purchase or acquire, in addition to its pro rata share, the Equity Securities, if any, for which other Major Investors were entitled to subscribe but that were not subscribed for, or purchased (the “Unsubscribed Shares”), by such Major Investors pursuant to Section 4.2, as follows:

(i) First, until such time as Foundation first holds Equity Securities representing at least twelve percent (12%) of the fully-diluted capitalization of the Company, including securities of the Company purchased or acquired (or to be purchased or acquired) pursuant to Foundation exercising its rights of first refusal pursuant to the Co-Sale Agreement or right of first offer rights hereunder (the “Foundation 12% Target Threshold”), Foundation shall have the right, but not the obligation, to elect to purchase or acquire up to all of the Unsubscribed Shares; provided, in the event that Foundation fails to exercise in full its right of first offer under this Section 4.3(a)(i) with respect to a particular sale by the Company of Unsubscribed Shares and (A) USV has not yet attained the USV 9% Target Threshold, then Foundation shall be required to assign all or any portion of, as applicable, any unexercised right in connection with such particular sale by the Company of Unsubscribed Shares to USV until USV has attained the USV 9% Target Threshold, (B) USV has attained the 9% Target Threshold at the time of, or as a result of, any assignment pursuant to Section 4.3(a)(i)(A) above, Foundation shall be required to assign all or any portion of, as applicable, any unexercised right in connection with such particular sale by the Company of Unsubscribed Shares to USV and KPCB (on an equal basis) until either the USV 12% Termination Threshold is first attained or the KPCB 9% Termination Threshold is first attained, as the case may be, and (C) USV has attained the 12% Termination Threshold at the time of, or as a result of, any assignment(s) pursuant to Sections 4.3(a)(i)(A) and/or 4.3(a)(i)(B) above, Foundation shall be required to assign any unexercised right in connection with such particular sale by the Company of Unsubscribed Shares to KPCB until the KPCB 9% Termination Threshold is first attained; provided further, that if USV fails to exercise in full its right of first offer under Sections 4.3(a)(i)(A) or 4.3(a)(i)(B) with respect to a particular sale by the Company of Unsubscribed Shares, USV shall be required to assign any unexercised right in connection with a particular sale by the Company of Unsubscribed Shares to KPCB until the KPCB 9% Termination Threshold is first attained, and if KPCB fails to exercise in full its right of first offer under Section 4.3(a)(i)(B) with respect to a particular sale by the Company of Unsubscribed Shares KPCB shall be required to assign any unexercised right in connection with a particular sale by the Company of Unsubscribed Shares to USV until the USV 12% Termination Threshold is first attained.

(ii) Second, at all times after Foundation first attains the Foundation 12% Target Threshold and (A) until such time as Foundation first holds Equity Securities representing at least fifteen percent (15%) of the fully-diluted capitalization of the Company, including securities of the Company purchased or acquired (or to be purchased or acquired) pursuant to Foundation exercising its rights of first refusal pursuant to the Co-Sale Agreement or preemptive rights hereunder (the “Foundation 15% Termination Threshold”)(such period of time being the “33/33/33 Period”), Foundation shall have the right, but not the obligation, to elect to purchase up to thirty three and one third percent (33.33%) of any remaining Unsubscribed Shares available after any purchase made by Foundation pursuant to Section 4.3(a)(i) (the rights of Foundation set forth in Section 4.3(a)(i) and Section 4.3(a)(ii) are referred to as the “Foundation Rights”), (B) until such time as USV holds Equity Securities representing at least twelve percent (12%) of the fully-diluted capitalization of the Company, including securities of the Company purchased or acquired (or to be purchased or acquired) pursuant to USV exercising its rights of first refusal pursuant to the Co-Sale Agreement or preemptive rights hereunder (the “USV 12% Termination Threshold”), USV shall have the right, but not the obligation, to purchase to up to thirty three and one third percent (33.33%) of any remaining Unsubscribed Shares after any purchase made by Foundation pursuant to Section 4.3(a)(i) and (C) until such time as KPCB holds Equity Securities representing at least nine percent (9%) of the fully-diluted capitalization of the Company, including securities of the Company purchased or acquired (or to be purchased or acquired) pursuant to KPCB exercising its rights of first refusal pursuant to the Co-Sale Agreement or preemptive rights hereunder (the “KPCB 9% Termination Threshold”), KPCB shall have the right, but not the obligation, to purchase to up to thirty three and one third percent (33.33%) of any remaining Unsubscribed Shares after any purchase made by Foundation pursuant to Section 4.3(a)(i); provided, further, that during the 33/33/33 Period, each of Foundation, USV and KPCB shall be required to assign all or any portion of, as applicable, any respective unexercised right pursuant to this Section 4.3(a)(ii) in connection with a particular sale by the Company of Unsubscribed Shares to the other two parties on an equal basis until either the Foundation 15% Termination Threshold, the USV 12% Termination Threshold or the KPCB 9% Termination Threshold is first attained, as the case may be, and thereafter, each of Foundation, USV and KPCB shall be required to assign all or any portion of, as applicable, any respective unexercised right pursuant to this Section 4.3(a)(ii) in connection with a particular sale by the Company of Unsubscribed Shares to the final remaining party until the Foundation 15% Termination Threshold, the USV 12% Termination Threshold or the KPCB 9% Termination Threshold is first attained, as the case may be.

(iii) Third, at all times after the Foundation 15% Termination Threshold is first attained and until such time as USV first holds Equity Securities representing at least nine percent (9%) of the fully-diluted capitalization of the Company, including securities of the Company purchased or acquired (or to be purchased or acquired) pursuant to USV exercising its rights of first refusal pursuant to the Co-Sale Agreement or right of first offer rights hereunder (the “USV 9% Target Threshold”), USV shall have the right, but not the obligation, to elect to purchase any remaining Unsubscribed Shares available after any purchases made by Foundation pursuant to the Foundation Rights, and/or KPCB pursuant to the KPCB right set forth in Section 4.3(a)(ii), and/or USV and pursuant to the USV right set forth in Section 4.3(a)(ii); provided, further, USV shall be required to assign any unexercised right pursuant to this Section 4.3(a)(iii) in connection with a particular sale by the Company of Unsubscribed Shares to KPCB until the KPCB 9% Termination Threshold is first attained.

(iv) Fourth, at all times after the Foundation 15% Termination Threshold is first attained and after the USV 9% Target Threshold is first attained and (A) until such time as the USV 12% Termination Threshold is first attained (such period of time being the “50/50 Period”), USV shall have the right, but not the obligation, to elect to purchase up to fifty percent (50%) of any remaining Unsubscribed Shares available after any purchases made by Foundation pursuant to the Foundation Rights and/or KPCB pursuant to the KPCB right set forth in Section 4.3(a)(ii) and/or the USV right set forth in Section 4.3(a)(ii) and Section 4.3(a)(iii) (all of the rights of USV set forth in Section 4.3(a)(ii), Section 4.3(a)(iii) and Section 4.3(a)(iv) are referred to as the “USV Rights”) and (B) until the KPCB 9% Termination Threshold is first attained, KPCP shall have the right, but not the obligation, to purchase to up to fifty percent (50%) of any remaining Unsubscribed Shares after any purchases made by Foundation pursuant to the Foundation Rights, USV pursuant to the USV Rights and/or KPCB pursuant to the KPCB right set forth in Section 4.3(a)(ii); provided, further, that during the 50/50 Period, each of USV and KPCB shall be required to assign all or any portion of, as applicable, any respective unexercised right pursuant to this Section 4.3(a)(iv) in connection with a particular sale by the Company of Unsubscribed Shares to the other party until either the USV 12% Termination Threshold is first attained or the KPCB 9% Termination Threshold is first attained, as the case may be.

(v) Fifth, at all times after Foundation first attains the Foundation 15% Termination Threshold and USV first attains the USV 12% Termination Threshold, and until such time as KPCB first attains the KPCB 9% Termination Threshold, KPCB shall have the right, but not the obligation, to elect to purchase all of the remaining Unsubscribed Shares not otherwise acquired by it pursuant to Section 4.3(a)(ii) and Section 4.3(a)(iv) or Foundation pursuant to the Foundation Rights or USV pursuant to the USV Rights (all of the rights of KPCB set forth in Section 4.3(a)(ii), Section 4.3(a)(iv) and Section 4.3(a)(v) are referred to as the “KPCB Rights”).

(vi) (A) The Foundation Rights described in this Section 4.3(a) shall terminate immediately and be of no further force or effect upon Foundation first attaining the Foundation 15% Termination Threshold, (B) the USV Rights described in this Section 4.3(a) shall terminate immediately upon USV first attaining the USV 12% Termination Threshold and (C) the KPCB Rights described in this Section 4.3(a) shall terminate immediately upon KPCB first attaining the KPCB 9% Threshold and no parties’ rights under this Section 4.3(a) will revive if such party’s percentage holdings of Equity Securities shall subsequently decline below the applicable threshold; provided that, for the avoidance of doubt, in no event shall the foregoing preclude any such party from assigning any unexercised right to purchase Unsubscribed Shares in accordance with the terms of Sections 4.3(a)(i) through 4.3(a)(iv) .

(vii) For the avoidance of doubt, the rights of first offer of Foundation, USV and KPCB described in this Section 4.3 shall be senior to the rights of the Major Investors set forth in Section 4.3(b) below.

(b) Subject to the Foundation Rights, the USV Rights and the KPCB Rights described in Section 4.3(a), if not all of the Major Investors elect to purchase their pro rata share of the Equity Securities offered by the Company pursuant to Section 4.2, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire any Unsubscribed Shares not otherwise purchased by Foundation, USV or KPCB pursuant to Section 4.3(a) on a pro rata basis; provided, however, that solely to the extent that the Foundation Rights, the USV Rights and the KPCB Rights set forth in Section 4.3(a) apply to an issuance of Equity Securities, neither Foundation, USV nor KPCB shall have the right to purchase any Equity Securities pursuant to this Section 4.3(b) (it being understood that, if Foundation, USV or KPCB waives its rights under Section 4.3(a) or until the Foundation Rights, the USV Rights and the KPCB Rights, respectively, do not apply to an issuance of Equity Securities, Foundation, USV and/or KPCB, respectively, shall be treated as a Major Investor pursuant to this Section 4.3(b)). The Major Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the Unsubscribed Shares. The Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investors’, Foundation’s, USV’s and KPCB’s rights were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities in the manner provided above.

(c) For purposes of this Section 4, the term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security of the Company (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security of the Company and (iv) any such warrant or right.

4.4 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon a, Qualified Public Offering. Notwithstanding Section 5.5 hereof, the rights of first refusal established by this Section 4 may be amended, or any provision waived, with and only with the written consent of the Company and the Major Investors holding at least fifty five percent (55%) of the Registrable Securities held by all Major Investors; provided, however, that Section 4.3(a) of this Agreement shall not be amended or waived without the written consent of Foundation, with respect to its rights thereunder, USV, with respect to its rights thereunder and KPCB with respect to its rights thereunder.

4.5 Assignment of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 4 may be assigned to the same parties and subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9; provided, however, that each Major Investor (other than Foundation, USV and KPCB) shall, other than transfers to affiliated persons or entities, first offer such right of assignment to Foundation, USV and/or KPCB to the extent necessary to permit Foundation, USV and/or KPCB and their respective Affiliates to attain the Foundation 15% Termination Threshold, USV 12% Termination Threshold or KPCB 9% Termination Threshold, as applicable, prior to assigning such right to any other Major Investor. If Foundation, USV or KPCB elect not to accept such assignment, such right may be assigned to another Major Investor. Each Major Investor and the Company hereby agrees that it will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it with respect to the Foundation Rights, the USV Rights or the KPCB Rights, but shall at all times in good faith assist in carrying out all the provisions of this Article 4 and in taking all such action as may be reasonably necessary or appropriate to ensure that neither Foundation’s, USV’s nor KPCB’s rights under this Section 4 are not impaired.

4.6 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) shares of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights after the date hereof to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary pursuant to (x) the 2007 Stock Incentive Plan of the Company or (y) stock purchase or stock option plans or other arrangements that are approved by the Company’s Board of Directors (including at least a majority of the Preferred Directors);

(b) stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of first refusal established by this Section 4 were complied with, waived, or were inapplicable pursuant to any provision of this Section 4.6 with respect to the initial sale or grant by the Company of such rights or agreements;

(c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition, strategic alliance or similar business combination approved by the Board of Directors (including at least a majority of the Preferred Directors);

(d) any Equity Securities actually issued in connection with any stock split, stock dividend or recapitalization by the Company;

(e) Equity Securities issued to third-party service providers in exchange for or as partial consideration for services rendered to the Company; provided that the issuance of such Equity Securities have been approved by the Company’s Board of Directors (including at least a majority of the Preferred Directors);

(f) any Equity Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board of Directors (including at least a majority of the Preferred Directors);

(g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act;

(h) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including, without limitation (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided, however, that the issuance of shares therein has been approved by the Company’s Board of Directors (including at least a majority of the Preferred Directors); and

(i) any Equity Securities, issued or issuable hereafter that are (i) approved by a majority of the Company’s Board of Directors (including at least a majority of the Preferred Directors), (ii) approved by the vote of the holders of at least fifty five percent (55%) of the Preferred Stock then outstanding, voting as a single class, (iii) approved by the vote of the holders of at least sixty percent (60%) of the Series D Stock then outstanding, voting as a separate class, and (iv) approved by the vote of the holders of at least a majority of the Series E Stock then outstanding, voting as a separate class.

Notwithstanding the foregoing, if the Company shall issue any shares of Common Stock and/or options, warrants or other Common Stock purchase rights to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary in excess of the number of shares authorized under the 2007 Stock Incentive Plan as of the date hereof (as such number of shares may adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the date hereof) after the date hereof without the approval of the holders of at least fifty five percent (55%) of the shares of Preferred Stock then outstanding, then such shares shall be subject to a right of first refusal by the Major Investors in accordance with this Section 4.

SECTION 5. MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Francisco, California.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, permitted assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes in its entirety the Prior Agreement, which shall have no further force or effect. No party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. In such event, the parties shall negotiate, in good faith, a legal, valid and enforceable substitute provision which most nearly effects, to the extent legally possible, the same economic, business or other purposes of the invalid, illegal or unenforceable provision. A court of competent jurisdiction may replace such invalid, illegal or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the invalid, illegal or unenforceable provision.

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the holders of at least fifty five percent (55%) of the then-outstanding Registrable Securities.

(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 71 Stevenson, Suite 300, San Francisco, CA 94105, Attention: General Counsel and a copy (which shall not constitute notice) shall also be sent to Fenwick & West, LLP, Silicon Valley Center, 801 California Street, Mountain View, California 94041 Attention: Cynthia Clarfield Hess and to each Investor at the address set forth on Exhibit A attached hereto or at such other address, facsimile number or electronic mail address as the Company or Investor may designate by ten (10) days advance written notice to the other parties hereto. For purposes of this Section 5.7, a “business day” means a weekday on which banks are open for general banking business in San Francisco, California.

5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.11 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.12 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.13 Termination. Except as otherwise set forth herein, this Agreement shall terminate and be of no further force or effect upon the earlier of (i) an Acquisition or (ii) the date three (3) years following the Closing of a Qualified Public Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

LENDINGCLUB CORPORATION

By:	/s/ Renaud Laplanche
Name:	Renaud Laplanche
Title:	Chief Executive Officer

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

KPCB HOLDINGS, INC.

Signature: /s/ Ted Schlein

Print Name:

Title:

Address:

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

JOHN J. MACK

/s/ John J. Mack

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

UNION SQUARE VENTURES OPPORTUNITY
FUND, L.P., a Delaware limited partnership

By:	Union Square Opportunity GP, L.L.C.,
its general partner and a Delaware
limited liability company

By:	/s/ John Buttrick
Name:	John Buttrick
Title:	Managing Member

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

FOUNDATION CAPITAL VI, L.P.

BY: FOUNDATION CAPITAL MANAGEMENT CO.
VI, LLC, ITS MANAGER

By:	/s/ Charles Moldow
Name:	Charles Moldow
Title:	General Partner

FOUNDATION CAPITAL VI PRINCIPALS FUND, LLC

BY: FOUNDATION CAPITAL MANAGEMENT CO.
VI, LLC, ITS MANAGER

By:	/s/ Charles Moldow
Name:	Charles Moldow
Title:	General Partner

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

NORWEST VENTURE PARTNERS X, LP

By: Genesis VC Partners X, LLC, General Partner

By: NVP Associates, LLC, Managing Member

By:	/s/ Kurt L. Betcher
Name:	Kurt L. Betcher

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

CANAAN VII L.P.

By: Canaan Partners VII LLC

By:	/s/ Deepak Kamra
Name:
Title:	Member/Manager

DANIEL CIPORIN

/s/ Daniel Ciporin

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

MORGENTHALER VENTURES IX, L.P.

By: Morgenthaler Management Partners IX,
LLC, Its Managing Partner

By:	/s/ Rebecca Lynn
Name:
Title:	Member

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

BAY PARTNERS XI, L.P.

By Bay Management Company XI, LLC,
General Partner

By:	/s/ Salil Deshpande
Name:
Title:

BAY PARTNERS XI PARALLEL FUND, L.P.

By Bay Management Company XI, LLC,
General Partner

By:	/s/ Salil Deshpande
Name:
Title:

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THOMVEST SEED CAPITAL INC.

By:
Name:	Stefan Clulow
Title:	Managing Director

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

VALINOR CAPITAL PARTNERS SPV VI LLC

By:
Name:
Title:

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

CORNACK SPC

By:
Name:
Title:

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ROBERT CONRADS

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

EDWARD CONRADS

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THOMAS H. GLOCER

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

TRUST UWO LYNN BOILLOT FBO ETIENNE BOILLOT

By:
Name:
Title:

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

GUNNAR S OVERSTROM, JR IRREVOCABLE INSURANCE TRUST

By:
Name:
Title:

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

LOIC AND GERALDINE LE MEUR FAMILY TRUST

By:
Name:
Title:

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

DAVID GALLO

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

GUILLAUME CUVELIER

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

PHILLIP AUSTERN

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

PAOLO ALIMONTI

By:

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT A

SCHEDULE OF INVESTORS

KPCB HOLDINGS, INC., AS NOMINEE

2750 Sand Hill Road

Menlo Park, CA 94025

JOHN J. MACK

2 Sunset Lane

Rye, NY 10580

UNION SQUARE VENTURES OPPORTUNITY FUND, L.P.

915 Broadway, 19th Floor

New York, New York 10010

FOUNDATION CAPITAL VI, L.P.

250 Middlefield Road

Menlo Park, CA 94025

FOUNDATION CAPITAL VI PRINCIPALS FUND, LLC

250 Middlefield Road

Menlo Park, CA 94025

NORWEST VENTURE PARTNERS X, LP

525 University Avenue, Suite 800

Palo Alto, CA 94301

CANAAN VII L.P.

285 Riverside Avenue, Suite 250

Westport, CT 06880

MORGENTHALER VENTURES, IX, LP

2710 Sand Hill Road

Menlo Park, CA 94025

BAY PARTNERS XI, L.P.

490 S. California Avenue, Suite 200

Palo Alto, CA 94306

BAY PARTNERS XI PARALLEL FUND, L.P.

490 S. California Avenue, Suite 200

Palo Alto, CA 94306

DANIEL CIPORIN

c/o Canaan VII L.P.

285 Riverside Avenue, Suite 250

Westport, CT 06880

SAGAX DEVELOPMENT CORP.

303 Cognewaugh Road

Cos Cob, CT 06807

Attn: Luc Hardy

MICHAEL THOMAS

JON MEDVED

WILMOT LIVING TRUST

F&W INVESTMENTS II LLC — SERIES 2008

Attn: Laird H. Simons, III

801 California Street

Mountain View, CA 94041

ERIC DI BENEDETTO

PIERRE LATECOERE

ANDREW J. KURMAN

BARTEK RINGWELSKI

THE SCOTT AND LORI LANGMACK FAMILY TRUST

KIRILL DMITRIEV

GOLD HILL VENTURE LENDING 03, LP

One Almaden Blvd., Suite 630

San Jose, CA 95113

Attn: Robert Helm

SCOTT ALAN BOMMER

THOMVEST SEED CAPITAL INC.

VALINOR CAPITAL PARTNERS SPV VI LLC

CORNACK SPC

ROBERT CONRADS

EDWARD CONRADS

THOMAS H. GLOCER

TRUST UWO LYNN BOILLOT FBO ETIENNE BOILLOT

GUNNAR S OVERSTROM, JR IRREVOCABLE INSURANCE TRUST

LOIC AND GERALDINE LE MEUR FAMILY TRUST

DAVID GALLO

GUILLAUME CUVELIER

PHILLIP AUSTERN

PAOLO ALIMONTI